Exhibit 99.1

Press Release

____________________________________________________________________________________________________________________________________________

TIDEWATER INC. ● 6002 Rogerdale Road, Suite 600 ● Houston, TX 77072 ● Telephone (713) 470-5300 ● Fax (888) 909-0946

Tidewater Reports Results for the Three and Six-Months Ended June 30, 2019

HOUSTON, August 12, 2019 — Tidewater Inc. (NYSE:TDW) announced today revenue for the three and six months ended June 30, 2019, of $125.9 million and $248.0 million, and net losses for the same periods of $16.0 million (or $0.42 per common share) and $37.7 million (or $1.01 per common share), respectively. Excluding certain costs outlined below, net losses for the three and six months ended June 30, 2019 were $15.5 million (or $0.41 per common share) and $33.5 million (or $0.90 per common share), respectively.

John T. Rynd, Tidewater’s President and Chief Executive Officer, commented, “The second quarter results help solidify our growing sense of an improving market and demonstrates our ability to execute on the business objectives that we have set forth.  We saw revenue increase from the prior quarter driven largely by a North Sea market that was seasonally stronger than anticipated for this time of year and a global improvement in demand for deepwater vessels.

We remain focused on being the most cost efficient operator in our industry and have shown further progress towards reducing our general and administrative costs, which remain on track for an $87 million fourth quarter exit run rate.  Additionally, we are committed to maintaining a fleet of vessels that are in demand by our customers, which will lead to higher regulatory drydock costs and downtime over the near-to-intermediate term, but we will only invest in the maintenance to the extent we have an adequate return on capital.

We do not envision significant market advancement over the second half of 2019, but we do see ongoing signs of improvement, and our outlook for the offshore market remains on a positive long-term slope with reasons for optimism in each of our primary markets.  Our existing market position coupled with our continued efforts to differentiate ourselves will drive ongoing financial improvements and best position us through this slowly improving market.”

Included in the $16.0 million ($0.42 per common share) net loss for the three months and six months ended June 30, 2019 were general and administrative expenses for severance and similar expenses related to integrating Tidewater and GulfMark operations of $0.5 million ($0.01 per common share) and $4.2 million ($0.11 per common share), respectively.

The fully diluted number of shares, as of June 30 2019, assuming exercise of all outstanding warrants is as follows:

Common shares outstanding	37,845,158
New Creditor Warrants (strike price $0.001 per common share)	2,034,235
GulfMark Creditor Warrants (strike price $0.01 per common share)	1,683,147
Total	41,562,540

Tidewater will hold a conference call to discuss results for the three months ended June 30, 2019 on Tuesday, August 13, 2019 at 10:00 a.m. Central Time. Investors and interested parties may listen to the teleconference via telephone by calling 1-888-771-4371 if calling from the U.S. or Canada (1-847-585-4405 if calling from outside the U.S.) and ask for the “Tidewater” call just prior to the scheduled start.  A replay of the conference call will be available beginning at 12:00 p.m. Central Time on August 13, 2019, and will continue until 11:59 p.m. Central Time on September 13, 2019. To hear the replay, call 1-888-843-7419 (1-630-652-3042 if calling from outside the U.S.).  The conference call ID number is 48850067.

A simultaneous webcast of the conference call will be available online at the Tidewater Inc. website, www.tdw.com.  The online replay will be available until September 13, 2019.

The conference call will contain forward-looking statements in addition to statements of historical fact.  The actual achievement of any forecasted results or the unfolding of future economic or business developments in a way anticipated or projected by the company involves numerous risks and uncertainties that may cause the company’s actual performance to be materially different from that stated or implied in the forward-looking statements.  Such risks and uncertainties include, among other things, risks associated with the general nature of the oilfield service industry and other factors discussed within the “Risk Factors” section of Tidewater’s most recent Forms 10-Q and 10-K.

Tidewater owns and operates the largest fleet of Offshore Support Vessels in the industry, with over 60 years of experience supporting offshore energy exploration and production activities worldwide.

Note: all per-share amounts are stated on a diluted basis.

Financial information is displayed on the next page.

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30, 2019	June 30, 2018	June 30, 2019	June 30, 2018
Revenues:
Vessel revenues	$123,641	104,174	243,303	191,668
Other operating revenues	2,218	1,427	4,705	5,426
Total revenues	125,859	105,601	248,008	197,094
Costs and expenses:
Vessel operating costs	80,439	68,012	162,642	129,376
Costs of other operating revenues	586	642	1,350	3,116
General and administrative (A)	23,696	24,425	50,836	47,990
Depreciation and amortization	25,038	12,785	47,970	24,802
Loss (gain) on asset dispositions, net	494	(1,338)	(776)	(3,257)
Long-lived asset impairments	—	1,215	—	7,401
Total operating costs and expenses	130,253	105,741	262,022	209,428
Operating loss	(4,394)	(140)	(14,014)	(12,334)
Other income (expense):
Foreign exchange gain (loss)	11	(1,002)	(497)	(1,350)
Equity in net earnings (losses) of unconsolidated companies	95	390	33	(15,049)
Interest income and other, net	1,859	2,914	4,329	2,786
Interest and other debt costs, net	(7,582)	(7,547)	(15,318)	(15,146)
Total other expense	(5,617)	(5,245)	(11,453)	(28,759)
Loss before income taxes	(10,011)	(5,385)	(25,467)	(41,093)
Income tax expense	5,542	5,797	11,372	9,118
Net loss	$(15,553)	(11,182)	(36,839)	(50,211)
Less: Net income attributable to noncontrolling interests	406	(242)	851	(99)
Net loss attributable to Tidewater Inc.	$(15,959)	(10,940)	(37,690)	(50,112)
Basic loss per common share	(0.42)	(0.44)	(1.01)	(2.09)
Diluted loss per common share	(0.42)	(0.44)	(1.01)	(2.09)
Weighted average common shares outstanding	37,571	25,654	37,369	23,989
Dilutive effect of stock options and restricted stock	—	—	—	—
Adjusted weighted average common shares	37,571	25,654	37,369	23,989

Total shares outstanding including warrants	June 30, 2019	June 30, 2018
Common shares outstanding	37,845	26,085
New Creditor Warrants (strike price $0.001 per common share)	2,034	3,925
GulfMark Creditor Warrants (strike price $0.01 per common share)	1,683	—
Total	41,563	30,010

Note (A): General and administrative expenses for the three and six months ended June 30, 2019 included stock-based compensation of $3.6 million and $9.2 million, respectively, and expenses for the three and six months ended June 30, 2018 included stock-based compensation of $3.2 million and $6.1 million, respectively. In addition, general and administrative costs for the three and six months ended June 30, 2019 includes $0.5 million and $4.2 million of severance and similar costs related to integrating Tidewater and GulfMark operations.

TIDEWATER INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except share and par value data)

	June 30,	December 31,
ASSETS	2019	2018
Current assets:
Cash and cash equivalents	$369,549	371,791
Restricted cash	13,614	25,953
Trade and other receivables, net	121,155	111,266
Due from affiliates	121,959	132,951
Marine operating supplies	29,141	29,505
Other current assets	14,460	11,836
Total current assets	669,878	683,302
Investments in, at equity, and advances to unconsolidated companies	658	1,039
Properties and equipment, net	1,041,054	1,089,857
Deferred drydocking and survey costs	41,029	22,215
Other assets	39,651	31,326
Total assets	$1,792,270	1,827,739

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$24,170	31,939
Accrued costs and expenses	56,675	61,784
Due to affiliates	39,060	34,972
Current portion of long-term debt	10,002	8,568
Other current liabilities	24,442	21,092
Total current liabilities	154,349	158,355
Long-term debt	424,911	430,436
Other liabilities	97,471	94,025

Contingencies

Equity:
Common stock of $0.001 par value, 125,000,000 shares authorized, 37,845,158 and 36,978,280 shares issued and outstanding at June 30, 2019 and December 31, 2018, respectively	38	37
Additional paid-in capital	1,359,842	1,352,388
Accumulated deficit	(248,473)	(210,783)
Accumulated other comprehensive income	2,194	2,194
Total stockholders’ equity	1,113,601	1,143,836
Noncontrolling interests	1,938	1,087
Total equity	1,115,539	1,144,923
Total liabilities and equity	$1,792,270	1,827,739

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS

(In thousands)

	Three Months Ended		Six Months Ended
	June 30, 2019	June 30, 2018	June 30, 2019	June 30, 2018
Net loss	$(15,553)	(11,182)	$(36,839)	(50,211)
Other comprehensive income:
Unrealized losses on available for sale securities, net of tax of $0, $0, $0 and $0	—	43	—	(256)
Total comprehensive loss	$(15,553)	(11,139)	$(36,839)	(50,467)

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

	Six Months Ended
	June 30, 2019	June 30, 2018
Operating activities:
Net loss	$(36,839)	(50,211)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	38,582	22,572
Amortization of deferred drydocking and survey costs	9,388	2,230
Amortization of debt premium and discounts	(1,019)	(900)
Provision for deferred income taxes	6	—
Gain on asset dispositions, net	(776)	(3,257)
Long-lived asset impairments	—	7,401
Changes in investments in, at equity, and advances to unconsolidated companies	381	27,881
Compensation expense - stock-based	9,215	6,139
Changes in assets and liabilities, net:
Trade and other receivables	(10,921)	(15,097)
Changes in due to/from affiliates, net	15,080	19,869
Accounts payable	(7,769)	1,709
Accrued costs and expenses	(4,977)	(6,652)
Cash paid for deferred drydocking and survey costs	(28,688)	(13,394)
Other, net	(2,386)	18,693
Net cash provided by (used in) operating activities	(20,723)	16,983
Cash flows from investing activities:
Proceeds from sales of assets	20,566	12,968
Additions to properties and equipment	(8,873)	(5,775)
Net cash provided by investing activities	11,693	7,193
Cash flows from financing activities:
Principal payment on long-term debt	(3,792)	(2,637)
Payments to General Unsecured Creditors	—	(8,377)
Taxes on share-based awards	(1,760)	—
Other	1	(1,998)
Net cash used in financing activities	(5,551)	(13,012)
Net change in cash, cash equivalents and restricted cash	(14,581)	11,164
Cash, cash equivalents and restricted cash at beginning of period	397,744	453,335
Cash, cash equivalents and restricted cash at end of period	$383,163	464,499
Supplemental disclosure of cash flow information:
Cash paid during the year for:
Interest, net of amounts capitalized	$16,293	16,134
Income taxes	$7,754	10,083

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF EQUITY

(In thousands)

	Three Months Ended
				Accumulated
		Additional		other	Non
	Common	paid-in	Accumulated	comprehensive	controlling
	stock	capital	deficit	loss	interest	Total
Balance at March 31, 2019	$37	1,356,436	(232,514)	2,194	1,532	1,127,685
Total comprehensive loss	—	—	(15,959)	—	406	(15,553)
Issuance of common stock from exercise of warrants	1	—	—	—	—	1
Amortization/cancellation of restricted stock units	—	3,406	—	—	—	3,406
Balance at June 30, 2019	$38	1,359,842	(248,473)	2,194	1,938	1,115,539

Balance at March 31, 2018	$24	1,061,983	(78,438)	(446)	2,358	985,481
Total comprehensive loss	—	—	(10,940)	43	(242)	(11,139)
Issuance of common stock	2	(2)	—	—	—	—
Amortization of restricted stock units	—	3,184	—	—	—	3,184
Acquisition of non-controlling interests	—	(1,126)	—	—	(874)	(2,000)
Balance at June 30, 2018	$26	1,064,039	(89,378)	(403)	1,242	975,526

	Six Months Ended
				Accumulated
		Additional		other	Non
	Common	paid-in	Accumulated	comprehensive	controlling
	stock	capital	deficit	loss	interest	Total
Balance at December 31, 2018	$37	1,352,388	(210,783)	2,194	1,087	1,144,923
Total comprehensive loss	—	—	(37,690)	—	851	(36,839)
Issuance of common stock from exercise of warrants	1	1	—	—	—	2
Amortization/cancellation of restricted stock units	—	7,453	—	—	—	7,453
Balance at June 30, 2019	$38	1,359,842	(248,473)	2,194	1,938	1,115,539

Balance at December 31, 2017	$22	1,059,120	(39,266)	(147)	2,215	1,021,944
Total comprehensive loss	—	—	(50,112)	(256)	(99)	(50,467)
Issuance of common stock	4	(2)	—	—	—	2
Amortization of restricted stock units	—	6,047	—	—	—	6,047
Acquisition of non-controlling interests	—	(1,126)	—	—	(874)	(2,000)
Balance at June 30, 2018	$26	1,064,039	(89,378)	(403)	1,242	975,526

The company’s vessel revenues and vessel operating costs and the related percentage of total vessel revenues, were as follows:

	Three Months Ended				Six Months Ended
	June 30, 2019		June 30, 2018		June 30, 2019		June 30, 2018
(In thousands)		%		%		%		%
Vessel revenues:
Americas	$35,199	28%	32,601	31%	$70,477	29%	58,682	31%
Middle East/Asia Pacific	20,449	17%	22,406	21%	40,905	17%	40,794	21%
Europe/Mediterranean Sea	35,027	28%	13,357	13%	63,585	26%	22,980	12%
West Africa	32,966	27%	35,810	35%	68,336	28%	69,212	36%
Total vessel revenues	$123,641	100%	104,174	100%	$243,303	100%	191,668	100%
Vessel operating costs:
Crew costs	$47,191	38%	36,368	35%	$95,335	39%	70,592	37%
Repair and maintenance	10,911	9%	7,978	8%	20,612	9%	15,682	8%
Insurance and loss reserves	750	1%	2,191	2%	2,928	1%	1,120	2%
Fuel, lube and supplies	8,451	7%	8,181	8%	17,797	7%	17,193	9%
Other	13,136	10%	13,294	13%	25,970	11%	24,789	13%
Total vessel operating costs	80,439	65%	68,012	65%	162,642	67%	129,376	69%
Vessel operating margin (B)	43,202	35%	36,162	35%	80,661	33%	62,292	31%

Note (B): Vessel operating margin can be recalculated by adjusting vessel operating profit (loss) before general and administrative expenses & depreciation and amortization expenses.

The company’s operating loss and other components of loss before income taxes and its related percentage of total revenues, were as follows:

	Three Months Ended				Six Months Ended
	June 30, 2019		June 30, 2018		June 30, 2019		June 30, 2018
(In thousands)		%		%		%		%
Vessel operating profit (loss):
Americas	$2,900	2%	5,681	5%	$1,870	<1%	10,592	5%
Middle East/Asia Pacific	(2,127)	(1%)	625	1%	(3,289)	(1%)	(1,628)	(1%)
Europe/Mediterranean Sea	2,824	2%	(1,142)	(1%)	(493)	(<1%)	(4,696)	(2%)
West Africa	3,099	3%	1,705	2%	11,214	5%	(48)	(<1%)
Other operating profit	1,625	1%	778	1%	3,330	1%	2,284	1%
	8,321	7%	7,647	7%	12,632	5%	6,504	2%
Corporate expenses (C)	(12,221)	(10%)	(7,910)	(7%)	(27,422)	(11%)	(14,694)	(7%)
Gain (loss) on asset dispositions, net	(494)	(<1%)	1,338	1%	776	<1%	3,257	2%
Long-lived asset impairments	—	—	(1,215)	(1%)	—	—	(7,401)	(4%)
Operating loss	(4,394)	(3%)	(140)	(<1%)	(14,014)	(6%)	(12,334)	(6%)

Note (C):  The company incurred integration costs related to the combination with GulfMark during the three and six months ended June 30, 2019 of $0.5 million and $4.2 million, respectively. General and administrative expenses for the three and six months ended June 30, 2019 included stock-based compensation of $3.6 million and $9.2 million, respectively, and expenses for the three and six months ended June 30, 2018 included stock-based compensation of $3.2 million and $6.1 million, respectively.

TIDEWATER INC.

CONSOLIDATED STATEMENTS OF EARNINGS (LOSS) – QUARTERLY DATA

(Unaudited)

(In thousands, except share and per share data)

	Three Months Ended

	June 30,	March 31,	December 31,	September 30,	June 30,
	2019	2019	2018	2018	2018
Revenues:
Vessel revenues	$123,641	119,662	108,527	97,011	104,174
Other operating revenues	2,218	2,487	1,707	2,181	1,427
Total revenues	125,859	122,149	110,234	99,192	105,601
Costs and expenses:
Vessel operating costs	80,439	82,203	74,967	65,237	68,012
Costs of other operating revenues	586	764	733	1,681	642
General and administrative (D)	23,696	27,140	36,487	25,546	24,425
Depreciation and amortization	25,038	22,932	20,101	13,390	12,785
Loss (gain) on asset dispositions, net	494	(1,270)	(8,938)	1,571	(1,338)
Impairment of due from affiliate	—	—	20,083	—	—
Asset impairments	—	—	36,878	16,853	1,215
Total operating costs and expenses	130,253	131,769	180,311	124,278	105,741
Operating loss	(4,394)	(9,620)	(70,077)	(25,086)	(140)
Other income (expense):
Foreign exchange gain (loss)	11	(508)	1,455	1	(1,002)
Equity in net earnings (losses) of unconsolidated companies	95	(62)	(3,871)	56	390
Interest income and other	1,859	2,470	5,799	2,709	2,914
Loss on debt extinguishment	—	—	(8,119)	—	—
Interest and other debt costs	(7,582)	(7,736)	(7,708)	(7,585)	(7,547)
Total other expense	(5,617)	(5,836)	(12,444)	(4,819)	(5,245)
Loss before income taxes	(10,011)	(15,456)	(82,521)	(28,905)	(5,385)
Income tax expense	5,542	5,830	7,856	1,278	5,797
Net loss	$(15,553)	(21,286)	(90,377)	(31,183)	(11,182)
Less: Net income (loss) attributable to noncontrolling interests	406	445	132	(287)	(242)
Net loss attributable to Tidewater Inc.	$(15,959)	(21,731)	(90,509)	(30,896)	(10,940)
Basic loss per common share	$(0.42)	(0.58)	(2.83)	(1.16)	(0.44)
Diluted loss per common share	$(0.42)	(0.58)	(2.83)	(1.16)	(0.44)
Weighted average common shares outstanding (E)	37,570,629	37,178,580	31,974,802	26,614,507	24,654,220
Dilutive effect of stock options and restricted stock	—	—	—	—	—
Adjusted weighted average common shares	37,570,629	37,178,580	31,974,802	26,614,507	24,654,220

Vessel operating margin	$43,202	37,459	33,560	31,774	36,162

Note (D): Restructuring and merger-related items:
Professional services costs included in general and administrative expenses related to the business combination with GulfMark	$—	88	4,465	3,036	1,547
Integration related costs related to the business combination with GulfMark	460	3,651	—	—	—
Total	$460	3,739	4,465	3,036	1,547

Note (E):
Shares issuable upon the exercise of New Creditor Warrants held by U.S. citizens included in weighted average shares outstanding	—	—	2,547	300,646	—

Total shares outstanding including warrants
Common shares outstanding	37,845,158	37,381,954	36,978,280	26,815,991	26,085,274
New Creditor Warrants (strike price $0.001 per common share)	2,034,235	2,070,463	2,220,857	3,512,416	3,924,441
GulfMark Creditor Warrants (strike price $0.01 per common share)	1,683,147	2,046,795	2,189,709	—	—
Total	41,562,540	41,499,212	41,388,846	30,328,407	30,009,715

TIDEWATER INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

(In thousands)

	June 30,	March 31,	December 31,	September 30,	June 30,
ASSETS	2019	2019	2018	2018	2018
Current assets:
Cash and cash equivalents	$369,549	391,060	371,791	461,088	459,286
Restricted cash	13,614	6,975	25,953	7,466	5,213
Trade and other receivables, net (F)	121,155	112,853	111,266	88,013	96,630
Due from affiliates	121,959	119,049	132,951	174,349	197,059
Marine operating supplies	29,141	29,337	29,505	27,591	28,930
Other current assets	14,460	14,844	11,836	9,880	10,213
Total current assets	669,878	674,118	683,302	768,387	797,331
Investments in, at equity, and advances to unconsolidated companies	658	774	1,039	1,129	1,335
Net properties and equipment	1,041,054	1,065,297	1,089,857	790,055	817,140
Deferred drydocking and survey costs	41,029	30,602	22,215	16,053	14,372
Other assets	39,651	38,507	31,326	28,700	26,779
Total assets	$1,792,270	1,809,298	1,827,739	1,604,324	1,656,957

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable (F)	$24,170	29,739	31,939	30,571	30,561
Accrued costs and expenses	56,675	56,025	61,784	46,060	49,312
Due to affiliates	39,060	40,245	34,972	48,064	62,353
Current portion of long-term debt	10,002	9,957	8,568	7,671	6,290
Other current liabilities	24,442	20,115	21,092	21,341	20,605
Total current liabilities	154,349	156,081	158,355	153,707	169,121
Long-term debt	424,911	427,436	430,436	435,301	438,559
Other liabilities and deferred credits	97,471	98,096	94,025	71,408	73,751

Contingencies

Equity:
Common stock	38	37	37	27	26
Additional paid-in capital	1,359,842	1,356,436	1,352,388	1,063,603	1,064,039
Accumulated deficit	(248,473)	(232,514)	(210,783)	(120,274)	(89,378)
Accumulated other comprehensive income (loss)	2,194	2,194	2,194	(403)	(403)
Total stockholders’ equity	1,113,601	1,126,153	1,143,836	942,953	974,284
Noncontrolling interests	1,938	1,532	1,087	955	1,242
Total equity	1,115,539	1,127,685	1,144,923	943,908	975,526
Total liabilities and equity	$1,792,270	1,809,298	1,827,739	1,604,324	1,656,957

Supplemental Information
Due from related parties, net of due to related parties:
Sonatide (Angola)	$66,690	62,591	79,829	102,512	106,084
DTDW (Nigeria)	16,209	16,213	18,150	23,773	28,622
Total	$82,899	78,804	97,979	126,285	134,706

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2019	2019	2018	2018	2018
VESSEL REVENUE BY VESSEL CLASS (In thousands):

Americas fleet:
Deepwater	$26,991	25,214	21,412	19,513	22,661
Towing-supply	7,448	8,576	8,283	6,417	7,560
Other	760	1,489	2,118	2,109	2,380
Total	$35,199	35,279	31,813	28,039	32,601
Middle East/Asia Pacific fleet:
Deepwater	$12,130	10,502	8,705	7,607	9,603
Towing-supply	8,319	9,954	10,959	12,156	12,783
Other	-	-	(190)	164	20
Total	$20,449	20,456	19,474	19,927	22,406
Europe/Mediterranean Sea fleet:
Deepwater	$34,104	27,577	19,876	11,643	12,596
Towing-supply	923	981	841	923	761
Total	$35,027	28,558	20,717	12,566	13,357
West Africa fleet:
Deepwater	$14,977	15,949	15,287	15,101	14,314
Towing-supply	14,015	15,184	16,807	17,805	17,321
Other	3,974	4,236	4,429	3,573	4,175
Total	$32,966	35,369	36,523	36,479	35,810
Worldwide fleet:
Deepwater	$88,202	79,242	65,278	53,864	59,174
Towing-supply	30,705	34,695	36,890	37,301	38,425
Other	4,734	5,725	6,359	5,846	6,575
Total	$123,641	119,662	108,527	97,011	104,174

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2019	2019	2018	2018	2018
AVERAGE NUMBER OF VESSELS (G):

Americas fleet:
Deepwater	34	37	35	26	25
Towing-supply	18	27	20	15	15
Other	6	7	7	6	6
Total	58	71	62	47	46
Stacked vessels	(20)	(32)	(27)	(20)	(19)
Active vessels	38	39	35	27	27
Middle East/Asia Pacific fleet:
Deepwater	24	24	20	17	18
Towing-supply	26	27	28	32	35
Other	—	—	—	—	—
Total	50	51	48	49	53
Stacked vessels	(9)	(10)	(11)	(9)	(12)
Active vessels	41	41	37	40	41
Europe/Mediterranean Sea fleet:
Deepwater	44	45	31	18	18
Towing-supply	3	3	4	4	4
Other	—	—	—	—	—
Total	47	48	35	22	22
Stacked vessels	(13)	(14)	(10)	(4)	(4)
Active vessels	34	34	25	18	18
West Africa fleet:
Deepwater	30	30	28	27	26
Towing-supply	22	31	31	31	31
Other	21	22	23	25	27
Total	73	83	82	83	84
Stacked vessels	(23)	(29)	(29)	(28)	(29)
Active vessels	50	54	53	55	55
Worldwide fleet:
Deepwater	132	136	114	88	87
Towing-supply	69	88	83	82	85
Other	27	29	30	31	33
Total	228	253	227	201	205
Stacked vessels	(65)	(85)	(77)	(61)	(64)
Active vessels	163	168	150	140	141

Total active	163	168	150	140	141
Total stacked	65	85	77	61	64
Total joint venture and other vessels	4	4	5	7	8
Total	232	257	232	208	213

Note (G):  Included in total owned or chartered vessels at June 30, 2019, March 31, 2019, December 31, 2018, September 30, 2018 and June 30, 2018, were 60, 71, 92, 62 and 66 vessels, respectively, which were stacked by the company.  These vessels were considered to be in service and are included in the calculation of our total fleet utilization statistics.  Included in total joint venture and other at June 30, 2019, March 31, 2019, December 31, 2018, September 30, 2018 and June 30, 2018, were 1, 1, 2, 2 and 5 vessels, respectively, which were stacked by the company.

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2019	2019	2018	2018	2018
AVAILABLE DAYS - TOTAL FLEET:

Americas fleet:
Deepwater	3,112	3,332	3,271	2,392	2,275
Towing-supply	1,638	2,426	1,806	1,422	1,399
Other	484	619	644	552	546
Total	5,234	6,377	5,721	4,366	4,220
Middle East/Asia Pacific fleet:
Deepwater	2,184	2,160	1,840	1,534	1,611
Towing-supply	2,369	2,457	2,588	2,950	3,203
Other	—	—	—	—	3
Total	4,553	4,617	4,428	4,484	4,817
Europe/Mediterranean Sea fleet:
Deepwater	4,024	4,040	2,806	1,649	1,638
Towing-supply	273	294	368	368	364
Total	4,297	4,334	3,174	2,017	2,002
West Africa fleet:
Deepwater	2,730	2,668	2,606	2,491	2,393
Towing-supply	1,974	2,790	2,852	2,852	2,821
Other	1,976	1,980	2,122	2,297	2,417
Total	6,680	7,438	7,580	7,640	7,631
Worldwide fleet:
Deepwater	12,050	12,200	10,523	8,066	7,917
Towing-supply	6,254	7,967	7,614	7,592	7,787
Other	2,460	2,599	2,766	2,849	2,966
Total	20,764	22,766	20,903	18,507	18,670

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2019	2019	2018	2018	2018
OUT-OF-SERVICE - STACKED DAYS:

Americas fleet:
Deepwater	798	992	1,288	858	819
Towing-supply	728	1,467	932	736	728
Other	241	380	296	276	182
Total	1,767	2,839	2,516	1,870	1,729
Middle East/Asia Pacific fleet:
Deepwater	494	617	572	338	364
Towing-supply	303	270	391	508	780
Other	—	—	—	—	—
Total	797	887	963	846	1,144
Europe/Mediterranean Sea fleet:
Deepwater	1,092	1,122	736	170	91
Towing-supply	91	114	184	184	243
Total	1,183	1,236	920	354	334
West Africa fleet:
Deepwater	698	630	625	552	590
Towing-supply	700	1,486	1,361	1,196	1,183
Other	689	540	681	799	878
Total	2,087	2,656	2,667	2,547	2,652
Worldwide fleet:
Deepwater	3,082	3,361	3,221	1,918	1,864
Towing-supply	1,822	3,337	2,868	2,624	2,934
Other	930	920	977	1,075	1,060
Total	5,834	7,618	7,066	5,617	5,859

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2019	2018	2018	2018	2018
AVAILABLE DAYS - ACTIVE FLEET: (H)

Americas fleet:
Deepwater	2,314	2,340	1,983	1,534	1,456
Towing-supply	910	959	874	686	671
Other	243	239	348	276	364
Total	3,467	3,538	3,205	2,496	2,491
Middle East/Asia Pacific fleet:
Deepwater	1,690	1,543	1,268	1,196	1,247
Towing-supply	2,066	2,187	2,197	2,442	2,423
Other	—	—	—	—	3
Total	3,756	3,730	3,465	3,638	3,673
Europe/Mediterranean Sea fleet:
Deepwater	2,932	2,918	2,070	1,479	1,547
Towing-supply	182	180	184	184	121
Total	3,114	3,098	2,254	1,663	1,668
West Africa fleet:
Deepwater	2,032	2,038	1,981	1,939	1,803
Towing-supply	1,274	1,304	1,491	1,656	1,638
Other	1,287	1,440	1,441	1,498	1,539
Total	4,593	4,782	4,913	5,093	4,979
Worldwide fleet:
Deepwater	8,968	8,839	7,302	6,148	6,053
Towing-supply	4,432	4,630	4,746	4,968	4,853
Other	1,530	1,679	1,789	1,774	1,906
Total	14,930	15,148	13,837	12,890	12,811

Note (H): Available Days - Active Fleet equals Available Days - Total Fleet less Out-Of-Service - Stacked Days.

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2019	2019	2018	2018	2018
UTILIZATION - TOTAL FLEET: (I)

Americas fleet:
Deepwater	65.8%	61.9%	49.9%	50.6%	54.8%
Towing-supply	43.5	35.4	42.8	40.6	37.7
Other	19.0	26.3	35.3	41.2	48.3
Total	54.5%	48.4%	46.0%	46.1%	48.3%
Middle East/Asia Pacific fleet:
Deepwater	62.1%	57.8%	57.6%	59.0%	64.2%
Towing-supply	61.1	64.8	62.3	64.2	60.2
Other	—	—	—	—	100
Total	61.6%	61.5%	60.3%	62.4%	61.6%
Europe/Mediterranean Sea fleet:
Deepwater	63.0%	60.1%	66.2%	72.0%	79.5%
Towing-supply	56.9	59.9	39.0	44.3	29.0
Total	62.7%	60.1%	63.1%	67.0%	70.3%
West Africa fleet:
Deepwater	51.7%	52.9%	58.5%	61.9%	60.2%
Towing-supply	50.3	40.0	46.5	48.0	47.0
Other	55.1	57.9	57.3	44.2	49.2
Total	52.3%	49.4%	53.6%	51.4%	51.9%
Worldwide fleet:
Deepwater	61.0%	58.6%	57.7%	60.0%	63.5%
Towing-supply	52.9	47.0	50.6	52.7	49.9
Other	48.0	50.4	52.2	43.6	49.1
Total	57.0%	53.6%	54.4%	54.5%	55.5%

Note (I): Utilization Total Fleet equals Days Worked / Available Days Total Fleet.

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2019	2019	2018	2018	2018
UTILIZATION - ACTIVE FLEET: (J)

Americas fleet:
Deepwater	88.4%	88.2%	82.3%	78.8%	85.7%
Towing-supply	78.4	89.5	88.4	84.2	78.5
Other	37.9	68.2	65.4	82.3	72.4
Total	82.3%	87.2%	82.1%	80.7%	81.8%
Middle East/Asia Pacific fleet:
Deepwater	80.3%	80.9%	83.6%	75.6%	82.9%
Towing-supply	70.1	72.8	73.3	77.5	79.6
Other	—	—	—	-	100
Total	74.7%	76.1%	77.1%	76.9%	80.8%
Europe/Mediterranean Sea fleet:
Deepwater	86.5%	83.2%	89.8%	80.3%	84.2%
Towing-supply	85.3	97.8	78.0	88.7	87.4
Total	86.5%	84.1%	88.8%	81.2%	84.4%
West Africa fleet:
Deepwater	69.4%	69.2%	77.0%	79.5%	79.9%
Towing-supply	77.9	85.6	88.9	82.6	81.0
Other	84.6	79.7	84.3	67.8	77.3
Total	76.0%	76.8%	82.8%	77.1%	79.5%
Worldwide fleet:
Deepwater	82.0%	80.9%	83.2%	78.8%	83.0%
Towing-supply	74.7	80.8	81.2	80.5	80.1
Other	77.2	78.0	80.7	70.1	76.4
Total	79.3%	80.6%	82.2%	78.3%	80.9%

Note (J): Utilization Active Fleet equals Days Worked / Available Days - Active Fleet.

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2019	2019	2018	2018	2018
AVERAGE VESSEL DAY RATES: (K)

Americas fleet:
Deepwater	$13,186	12,217	13,127	16,138	18,162
Towing-supply	10,442	9,993	10,722	11,115	14,349
Other	8,259	9,135	9,311	9,281	9,029
Total	$12,341	11,436	12,091	13,924	15,995
Middle East/Asia Pacific fleet:
Deepwater	$8,942	8,417	8,215	8,411	9,287
Towing-supply	5,747	6,255	6,801	6,422	6,627
Other	—	—	—	—	6,122
Total	$7,293	7,205	7,291	7,123	7,554
Europe/Mediterranean Sea fleet:
Deepwater	$13,443	11,356	10,696	9,802	9,676
Towing-supply	5,941	5,566	5,867	5,658	7,195
Total	$13,010	10,964	10,350	9,302	9,489
West Africa fleet:
Deepwater	$10,615	11,307	10,023	9,793	9,940
Towing-supply	14,115	13,601	12,675	13,019	13,054
Other	3,650	3,693	3,645	3,515	3,508
Total	$9,439	9,627	8,982	9,291	9,050
Worldwide fleet:
Deepwater	$11,998	11,082	10,747	11,121	11,779
Towing-supply	9,279	9,271	9,574	9,323	9,882
Other	4,009	4,370	4,407	4,701	4,513
Total	$10,442	9,806	9,545	9,616	10,047

Note (K):  Average Vessel Day Rates equals Vessel Revenue / Days Worked.

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
(In thousands)	2019	2019	2018	2018	2018
Americas
Vessel revenues	$35,199	35,279	31,813	28,039	32,601

Vessel operating costs:
Crew costs	$16,008	17,099	15,596	12,169	11,158
Routine repairs and maintenance	2,388	3,152	2,443	2,017	1,471
Major repairs	(60)	468	(5)	554	58
Insurance and loss reserves	(1,118)	741	(38)	(488)	1,031
Fuel, lube and supplies	2,115	2,445	2,350	2,081	1,792
Other	2,772	2,771	2,523	1,787	2,790
Total vessel operating costs	$22,105	26,676	22,869	18,120	18,300

Vessel operating margin ($)	$13,094	8,603	8,944	9,919	14,301
Vessel operating margin (%)	37.2%	24.4%	28.1%	35.4%	43.9%

Americas - Select operating statistics
Average vessels - Total fleet	58	71	62	47	46
Utilization - Total fleet	54.5%	48.3%	46.0%	46.1%	48.3%

Average vessels - Active fleet	38	39	35	27	27
Utilization - Active fleet	82.3%	87.2%	82.1%	80.7%	81.8%

Average day rates	$12,341	11,436	12,091	13,924	15,995

Vessels commencing drydocks	6	6	3	11	2

Major repairs expense and deferred drydocking and survey costs:
Major repairs expense	$(60)	468	(5)	554	58
Cash paid for deferred drydocking and survey costs	$6,637	2,178	3,406	1,099	1,097
	$6,577	2,646	3,401	1,653	1,155

Deferred drydocking and survey costs - beginning balance	$8,463	7,245	4,638	4,108	3,383
Cash paid for deferred drydocking and survey costs	$6,637	2,178	3,406	1,099	1,097
Amortization of deferred drydocking and survey costs	$(1,228)	(960)	(799)	(569)	(389)
Disposals, intersegment transfers and other	$(1,718)	—	—	—	17
Deferred drydocking and survey costs - ending balance	$12,154	8,463	7,245	4,638	4,108

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
(In thousands)	2019	2019	2018	2018	2018
Middle East/Asia Pacific
Vessel revenues	$20,449	20,456	19,474	19,927	22,406

Vessel operating costs:
Crew costs	$8,986	8,627	8,372	8,412	8,596
Routine repairs and maintenance	1,550	1,581	2,377	1,898	1,558
Major repairs	123	—	—	(39)	36
Insurance and loss reserves	186	589	154	(458)	383
Fuel, lube and supplies	2,350	2,335	2,402	1,394	2,221
Other	1,844	1,733	1,947	2,203	2,578
Total vessel operating costs	$15,039	14,865	15,252	13,410	15,372

Vessel operating margin ($)	$5,410	5,591	4,222	6,517	7,034
Vessel operating margin (%)	26.5%	27.3%	21.7%	32.7%	31.4%

Middle East/Asia Pacific - Select operating statistics
Average vessels - Total fleet	50	51	48	49	53
Utilization - Total fleet	61.6%	61.5%	60.3%	62.4%	61.6%

Average vessels - Active fleet	41	41	37	40	41
Utilization - Active fleet	74.7%	76.1%	77.1%	76.9%	80.8%

Average day rates	$7,293	7,205	7,291	7,123	7,554

Vessels commencing drydocks	2	7	3	4	3

Major repairs expense and deferred drydocking and survey costs:
Major repairs expense	$123	—	—	(39)	36
Cash paid for deferred drydocking and survey costs	$4,324	4,481	2,459	1,219	1,813
	$4,447	4,481	2,459	1,180	1,849

Deferred drydocking and survey costs - beginning balance	$9,178	5,961	4,099	3,361	1,871
Cash paid for deferred drydocking and survey costs	$4,324	4,481	2,459	1,219	1,813
Amortization of deferred drydocking and survey costs	$(1,493)	(1,264)	(597)	(481)	(323)
Disposals, intersegment transfers and other	$(48)	—	—	—	—
Deferred drydocking and survey costs - ending balance	$11,961	9,178	5,961	4,099	3,361

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
(In thousands)	2019	2019	2018	2018	2018
Europe/Mediterranean Sea
Vessel revenues	$35,027	28,558	20,717	12,566	13,357

Vessel operating costs:
Crew costs	$13,001	13,059	9,271	5,642	5,777
Routine repairs and maintenance	3,491	2,404	1,799	1,645	1,083
Major repairs	423	174	550	192	900
Insurance and loss reserves	693	561	380	116	247
Fuel, lube and supplies	1,314	1,891	1,294	1,195	1,136
Other	2,902	2,994	2,008	1,838	1,459
Total vessel operating costs	$21,824	21,083	15,302	10,628	10,602

Vessel operating margin ($)	$13,203	7,475	5,415	1,938	2,755
Vessel operating margin (%)	37.7%	26.2%	26.1%	15.4%	20.6%

Europe/Mediterranean Sea - Select operating statistics
Average vessels - Total fleet	47	48	35	22	22
Utilization - Total fleet	62.7%	60.1%	63.1%	67.0%	70.3%

Average vessels - Active fleet	34	34	25	18	18
Utilization - Active fleet	86.5%	84.1%	88.8%	81.2%	84.4%

Average day rates	$13,010	10,964	10,350	9,302	9,489

Vessels commencing drydocks	—	6	2	2	6

Major repairs expense and deferred drydocking and survey costs:
Major repairs expense	$423	174	550	192	900
Cash paid for deferred drydocking and survey costs	$3,030	2,432	1,635	383	1,271
	$3,453	2,606	2,185	575	2,171

Deferred drydocking and survey costs - beginning balance	$5,831	4,278	3,279	3,356	2,470
Cash paid for deferred drydocking and survey costs	$3,030	2,432	1,635	383	1,271
Amortization of deferred drydocking and survey costs	$(1,448)	(879)	(636)	(460)	(385)
Disposals, intersegment transfers and other	$1,183	—	—	—	—
Deferred drydocking and survey costs - ending balance	$8,596	5,831	4,278	3,279	3,356

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
(In thousands)	2019	2019	2018	2018	2018
West Africa
Vessel revenues	$32,966	35,369	36,523	36,479	35,810

Vessel operating costs:
Crew costs	$9,196	9,360	11,894	11,392	10,837
Routine repairs and maintenance	2,831	1,734	1,826	2,382	2,263
Major repairs	165	189	415	(15)	609
Insurance and loss reserves	989	287	141	(876)	530
Fuel, lube and supplies	2,672	2,674	3,272	3,310	3,032
Other	5,618	5,335	3,998	6,886	6,467
Total vessel operating costs	$21,471	19,579	21,546	23,079	23,738

Vessel operating margin ($)	$11,495	15,790	14,977	13,400	12,072
Vessel operating margin (%)	34.9%	44.6%	41.0%	36.7%	33.7%

West Africa - Select operating statistics
Average vessels - Total fleet	73	83	82	83	84
Utilization - Total fleet	52.3%	49.4%	53.6%	51.4%	51.9%

Average vessels - Active fleet	50	54	53	55	55
Utilization - Active fleet	76.0%	76.8%	82.8%	77.1%	79.5%

Average day rates	$9,439	9,627	8,982	9,291	9,050

Vessels commencing drydocks	4	5	4	2	3

Major repairs expense and deferred drydocking and survey costs:
Major repairs expense	$165	189	415	(15)	609
Cash paid for deferred drydocking and survey costs	$2,412	3,194	1,380	993	353
	$2,577	3,383	1,795	978	962

Deferred drydocking and survey costs - beginning balance	$7,129	4,731	4,037	3,547	3,706
Cash paid for deferred drydocking and survey costs	$2,412	3,194	1,380	993	353
Amortization of deferred drydocking and survey costs	$(1,321)	(796)	(686)	(503)	(495)
Disposals, intersegment transfers and other	$98	—	—	—	(17)
Deferred drydocking and survey costs - ending balance	$8,318	7,129	4,731	4,037	3,547

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
(In thousands)	2019	2019	2018	2018	2018
Worldwide
Vessel revenues	$123,641	119,662	108,527	97,011	104,174

Vessel operating costs:
Crew costs	$47,191	48,145	45,133	37,615	36,368
Routine repairs and maintenance	10,260	8,871	8,445	7,942	6,375
Major repairs	651	830	960	692	1,603
Insurance and loss reserves	750	2,178	636	(1,706)	2,191
Fuel, lube and supplies	8,451	9,345	9,317	7,980	8,181
Other	13,136	12,834	10,476	12,714	13,294
Total vessel operating costs	$80,439	82,203	74,967	65,237	68,012

Vessel operating margin ($)	$43,202	37,459	33,500	31,774	36,162
Vessel operating margin (%)	34.9%	31.3%	30.9%	32.8%	34.7%

Worldwide - Select operating statistics
Average vessels - Total fleet	228	253	227	201	205
Utilization - Total fleet	57.0%	53.6%	54.4%	54.5%	55.5%

Average vessels - Active fleet	163	168	150	140	141
Utilization - Active fleet	79.3%	80.6%	82.2%	78.3%	80.9%

Average day rates	$10,442	9,806	9,545	9,616	10,047

Vessels commencing drydocks	12	24	12	19	14

Major repairs expense and deferred drydocking and survey costs:
Major repairs expense	$651	831	960	692	1,603
Cash paid for deferred drydocking and survey costs	$16,403	12,285	8,880	3,694	4,534
	$17,054	13,116	9,840	4,386	6,137

Deferred drydocking and survey costs - beginning balance	$30,601	22,215	16,053	14,372	11,430
Cash paid for deferred drydocking and survey costs	$16,403	12,285	8,880	3,694	4,534
Amortization of deferred drydocking and survey costs	$(5,490)	(3,898)	(2,718)	(2,013)	(1,592)
Disposals, intersegment transfers and other	$(485)	—	—	—	—
Deferred drydocking and survey costs - ending balance	$41,029	30,602	22,215	16,053	14,372

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
(In thousands)	2019	2019	2018	2018	2018

Net loss	$(15,553)	(21,286)	(90,377)	(31,183)	(11,182)

Interest and other debt costs	7,582	7,736	7,707	7,585	7,547
Income tax expense	5,542	5,830	7,856	1,278	5,797
Depreciation	19,548	19,034	17,383	11,377	11,192
Amortization of deferred drydocking and survey costs	5,490	3,898	2,718	2,012	1,593
EBITDA (L), (M), (N), (O)	22,609	15,212	(54,713)	(8,931)	14,947

Impairment of Due from affiliate	-	-	20,083	-	-
Long-lived asset impairments	-	-	36,878	16,853	1,215
Merger and integration related restructuring charges	460	3,739	12,161	3,036	1,547
Loss on debt extinguishment	-	-	8,119	-	-

Adjusted EBITDA (L), (M), (N), (O)	23,069	18,951	22,528	10,958	17,709

Note (L):  EBITDA excludes interest and other debt costs, income tax expense, depreciation and amortization. Additionally, Adjusted EBITDA excludes impairment charges, merger and integration related costs and loss on the extinguishment of debt prior to maturity.

Note (M):  EBITDA and Adjusted EBITDA for the three months ended June 30, 2019, March 31, 2019, December 31, 2018, September 30, 2018 and June 30, 2018 includes non-cash, stock-based compensation expense of $3,588, $5,627, $3,439, $3,828 and $3,183, respectively.

Note (N):  EBITDA and Adjusted EBITDA for the three months ended June 30, 2019, March 31, 2019, December 31, 2018, September 30, 2018 and June 30, 2018 includes foreign exchange gains (losses) of $11, $(508), $1,454, $1 and $(1,002), respectively.

Note (O):  EBITDA and Adjusted EBITDA equity in net (earnings) losses of unconsolidated companies for the three months ended June 30, 2019, March 31, 2019, December 31, 2018, September 30, 2018 and June 30, 2018 includes foreign exchange gains (losses) of $0, $0, $0, $0 and $(5,767), respectively.

Non-GAAP Financial Measures

We disclose and discuss EBITDA and Adjusted EBITDA as non-GAAP financial measures in our public releases, including quarterly earnings releases, investor conference calls and other filings with the Securities and Exchange Commission.  We define EBITDA as earnings (net income) before interest and other debt costs, income tax expense, depreciation and amortization.  Additionally, Adjusted EBITDA excludes impairment charges, merger and integration related costs and losses on the extinguishment of debt prior to maturity. Our measures of EBITDA and Adjusted EBITDA may not be comparable to similarly titled measures presented by other companies. Other companies may calculate EBITDA and Adjusted EBITDA differently than we do, which may limit its usefulness as a comparative measure.

Because EBITDA and Adjusted EBITDA are not measures of financial performance calculated in accordance with GAAP, they should not be considered in isolation or as a substitute for operating income, net income or loss, cash provided (used) in operating activities, investing and financing activities, or other income or cash flow statement data prepared in accordance with GAAP.

EBITDA and Adjusted EBITDA are widely used by investors and other users of our financial statements as a supplemental financial measure that, when viewed with our GAAP results and the accompanying reconciliations, we believe provide additional information that is useful to gain an understanding of the factors and trends affecting our ability to service debt, pay taxes and fund drydocking and survey costs and capital expenditures.  We also believe the disclosure of EBITDA and Adjusted EBITDA helps investors meaningfully evaluate and compare our cash flow generating capacity from quarter-to-quarter and year-to-year.

EBITDA and Adjusted EBITDA are also financial metrics used by management (i) as a supplemental internal measure for planning and forecasting overall expectations and for evaluating actual results against such expectations; (ii) to compare to the EBITDA and Adjusted EBITDA of other companies when evaluating potential acquisitions; and (iii) to assess our ability to service existing fixed charges and incur additional indebtedness.

Contacts

Tidewater Inc.

Quintin V. Kneen

Chief Financial Officer

713-470-5308

Matthew A. Mancheski

Vice President, Investor Relations & Corporate Development

713-470-5294

MMancheski@tdw.com

SOURCE: Tidewater Inc.